PBG MEDICAL MALL SNF, LTD.
                 197 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494

                                                                  Exhibit 10.183
                                                            As of March 30, 1999

CareMatrix of Palm Beach Gardens (SNF), Inc.
197 First Avenue
Needham, Massachusetts 02494

      Re: Assignment and Assumption Agreement dated as of April 3, 1998, by and among PBG Medical Mall SNF, Ltd ("PBG"), as assignor, and CareMatrix of Palm Beach Gardens (SNF), Inc. ("CareMatrix"), as assignee (the "Assignment")

Ladies and Gentlemen:

      This letter agreement is intended to confirm our understanding with respect to certain aspects of the above-referenced Assignment and the lease assigned thereby (the "Lease"), and to acknowledge the payment by you of certain amounts in connection therewith. Capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.

      CareMatrix and PBG hereby confirm and agree that in connection with the Asignment, CareMatrix agreed to bear all expenses incurred in connection with the operation of the Leased Property, including, without limitation, that certain working capital loan from The Chase Manhattan Bank in the original principal amount of $2,000,000 (the "W/C Loan").

      We hereby acknowledge that we have received from you today the sum of $2,000,000, which amount has been used by us to payoff and discharge in full all obligations under the W/C Loan.

      Please indicate your acknowledgement and agreement to the matters set forth herein by signing the enclosed counterpart of this letter where indicated and returning it to the undersigned.


                                    Very truly yours,

                                    PBG MEDICAL MALL SNF, LTD., a Florida
                                    limited partnership

                                    By:   PBG Medical Mall SNF, Inc., general
                                          partner


                                          By:/s/ Abraham D. Gosman
                                             ----------------------
                                          Name:
                                          Title:
                                          hereunto duly authorized


Acknowledged and agreed as of this 30th day of March, 1999

CAREMATRIX OF PALM BEACH GARDENS (SNF), INC.

By:/s/ David B. Currie
   --------------------
Name: David B. Currie
Title:VP
hereunto duly authorized